Go Green Directories, Inc. - (A Development Stage Company) - Statements of Operations (USD $)	12 Months Ended		58 Months Ended
	May 31, 2012	May 31, 2011	May 31, 2012
Revenues	$ 0	$ 0	$ 0
Operating Expenses
General and Administrative	4,802	33,760	67,102
Total Operating Expenses	4,802	33,760	67,102
Net Loss	$ (4,802)	$ (33,760)	$ (67,102)
Weighted Average Shares Common Stock Outstanding	15,100,000	15,100,000
Net Loss Per Share (Basic and Fully Dilutive)	$ 0	$ 0